Exhibit 10.4
WAIVER REQUEST NO. 3
March 30, 2010
Inter-American Development Bank
1300 New York Avenue, N.W.
Washington, D.C. 20577
United States of America
Attention: Structured and Corporate Finance Department, Portfolio Management Unit
Re: Waiver Request No. 3/2010
Loan No. 3028A/OC-AR
Ladies and Gentlemen:
1.	We make reference to the Loan Agreement, dated as of December 19, 2008 (as amended, the “Loan Agreement”), among Adeco Agropecuaria S.A., Pilaga S.R.L. (the “Borrowers”) and Inter-American Development Bank (“IDB”). Capitalized terms used but not defined in this Request No. 3/2010 have the meanings assigned to them in the Loan Agreement. The rules of interpretation set forth in Section 1.2 (Interpretation) of the Loan Agreement shall apply to this request (this “Request No. 3/2010”).

We hereby offer to you the option to temporarily waive certain terms to the Loan Agreement pursuant to the terms set forth below. This Request No. 3/2010 can only be accepted by delivering a written copy of your acceptance to us not later than March 31, 2010.

2.	Section 6.2.3 (Financial Ratios) and Section 6.2.4 (Financial Ratios on An Individual Basis) of the Loan Agreement require the Borrowers to maintain certain minimum financial ratios as set forth in such Sections. The Borrowers have not been in compliance with these financial ratio covenants since the date of the Loan Agreement, and additionally, anticipate being unable to comply with such financial covenants for the Financial Quarters ending on March 31, 2010, June 30, 2010 and September 30, 2010.

3.	Consequently, the Borrowers request that IDB waive the requirement that the Borrowers comply with the financial ratios set forth in Section 6.2.3 (Financial Ratios) and Section 6.2.4 (Financial Ratios on An Individual Basis) of the Loan Agreement for the full Financial Quarter ending on March 31, 2010 only and any Event of Default that arises from the Borrowers’ failure to comply therewith, other than for the purposes of Section 7.2.1.4 (Restricted Payments) of the Loan Agreement and for the purposes of the calculation of the Applicable Spread (the “Requested Waiver”).

4.	Upon acceptance of the Request No. 3/2010 by IDB, the Borrowers acknowledge and agree that IDB’s consent to this Request No. 3/2010, its granting of the Requested Waiver and its agreement to forego the exercise of any rights or remedies available to it under any Financing Document relating to the same shall immediately cease to be effective in the event that any of the covenants or conditions set forth below are not complied with or completed, as applicable, to the satisfaction of IDB (as determined in its sole discretion) and in the time period provided herein, as applicable:
4.1.1	the Borrowers shall for the Financial Quarter ending on March 31, 2010:
(a)	ensure that EBITDA, on a cumulative and Combined Basis, is not less than three million Dollars ($3,000,000);

(b)	not permit the Debt of the Borrowers, on a Combined Basis, to exceed one hundred and five million Dollars ($105,000,000); and

(c)	not permit the Capital Expenditures of the Borrowers, on a Combined Basis, to exceed two million and seven-hundred thousand Dollars ($2,700,000);
4.1.2	the Borrowers shall not at any time make any Restricted Payment or enter into any new Affiliate Transaction (other than any renewal, extension, modification or similar transaction with respect to any Affiliate Transaction outstanding as of the date hereof) during the Financial Quarter ending on March 31, 2010;

4.1.3	along with any Financial Statements delivered by the Borrowers pursuant to Section 6. 3.2 (Unaudited Quarterly Financial Statements) of the Loan Agreement, the Borrowers shall deliver a certificate of the Auditors reporting on such Financial Statements and setting forth in reasonable detail all information necessary to calculate (and providing the calculations necessary to determine) each of the Financial Ratios and as at the last day of the period covered, as relevant, by the Financial Statements;

4.1.4	on or prior to March 31, 2010, payment of the remaining portion of the waiver fee set forth in the Request No. 2/2009, dated December 24, 2009, and issued by the Borrowers;

4.1.5	on or prior to May 15, 2010:
(a)	the Borrowers shall have delivered audited Financial Statements for the Financial Year ending on December 31, 2009 and the figures stated therein shall be essentially in line with the preliminary December 31, 2009 forecasted figures provided by the Borrowers to IDB on February 17, 2010, as confirmed by IDB in its sole discretion;

(b)	the execution of an amendment agreement to the Loan Agreement between IDB and the Borrowers the terms of which shall not materially divert from those set forth in Annex I hereto; and

(c)	issuance of a legal opinion from Marval, O’Farrell & Mairal with respect to the conditions set forth in paragraphs 4.1.5(b) in a form satisfactory to IDB; and

4.1.6	on or prior to May 31, 2010, payment of all reasonable and documented costs and expenses of IDB and its counsels in relation to the Requested Waiver and the satisfaction of these conditions of effectiveness.
5.	The Borrowers hereby acknowledge and agree that if IDB grants the Requested Waiver:
5.1.1	any waiver of any Event of Default shall not be applicable for the purposes of calculating the amount of the Applicable Spread payable by the Borrowers to IDB;

5.1.2	failure to comply with the covenants or complete the conditions set forth in paragraph 4 above to the satisfaction of IDB as determined in its sole discretion in the time period provided shall be an Event of Default;

5.1.3	the terms and conditions of the Loan Agreement in effect as of the date of this Request No. 3/2010 shall continue in full force and effect unchanged, except as amended by this Request No. 3/2010;

5.1.4	except as expressly provided in this Request No. 3/2010, no provision of this Request No. 3/2010 shall be deemed (i) to be a consent, waiver, supplement to or modification of the term or any condition of the Loan Agreement, any other Transaction Document or any of the instruments referred to therein, or (ii) to prejudice any rights or remedies which IDB may have now or in the future under or in connection with the Loan Agreement, as amended by this Request No. 3/2010, or any other Transaction Document.
6.	This Request No. 3/2010 may be executed in several counterparts, each of which is an original, and all of which together constitute one and the same Request No. 3/2010.

7.	THIS REQUEST NO. 3/2010 IS GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

8.	The provisions of Section 8.1 (Notices), Section 8.5 (Counterparts), Section 8.7 (Amendment), Section 8.10 (Applicable Law and Jurisdiction), Section 8.11 (Term of Agreement), Section 8.13 (Entire Agreement), Section 8.14 (No Third Party Beneficiaries) and Section 8.15 (Waiver and Estoppel) of the Loan Agreement are incorporated herein and shall apply to this Request No. 3/2010, mutatis mutandis.

9.	A person who is not a party to this Request No. 3/2010, other than the Borrowers, has no right to enforce or to enjoy the benefit of any term of this Request No. 3/2010.

10.	This Request No. 3/2010 shall become effective as of the date when this Request No. 3/2010 is accepted by IDB and shall supersede any previous waiver requests issued by the Borrowers and accepted by IDB prior to the date of this Request No. 3/2010, but the Borrowers acknowledge and agree that it is subject to revocation in the event that the Borrowers fail to comply with the obligations set forth in paragraph 4 above to the satisfaction of IDB as determined in its sole discretion and in the time period provided.

This is an offer and, if not accepted in writing as provided in paragraph 1 herein, shall expire.
Yours truly,

ADECO AGROPECUARIA S.A.		PILAGA S.R.L.

By:	/s/ Carlos Boero Hughes	By:	/s/ Carlos Boero Hughes
Name:	Carlos Boero Hughes	Name:	Carlos Boero Hughes
Title:	Authorized Representative	Title:	Authorized Representative

ANNEX I: TERM SHEET FOR AMENDMENT
The following are the financial covenants and other covenants of the Borrowers to be included in the amendment to the Loan Agreement:
I. General Amendments
(1)	For the Financial Quarter ending on March 31, 2010:
(i)	ensure that EBITDA, on a cumulative and Combined Basis, is not less than three million Dollars ($3,000,000);

(ii)	not permit the Debt of the Borrowers, on a Combined Basis, to exceed one hundred and five million Dollars ($105,000,000); and

(iii)	not permit the Capital Expenditures of the Borrowers, on a cumulative and Combined Basis, to exceed two million and seven-hundred thousand Dollars ($2,700,000).
(2)	For the Financial Quarter ending on June 30, 2010:
(i)	ensure that EBITDA, on a cumulative and Combined Basis, is not less than thirteen million Dollars ($13,000,000);

(ii)	not permit the Debt of the Borrowers, on a Combined Basis, to exceed one hundred and ten million Dollars ($110,000,000);

(iii)	not permit the Capital Expenditures of the Borrowers, on a cumulative and Combined Basis, to exceed nine million and six-hundred thousand Dollars ($9,600,000); and

(iv)	along with any Financial Statements delivered by the Borrowers pursuant to Section 6. 3.2 (Unaudited Quarterly Financial Statements) of the Loan Agreement, deliver a certificate of the Auditors reporting on such Financial Statements and setting forth in reasonable detail all information necessary to calculate (and providing the calculations necessary to determine) each of the Financial Ratios and as at the last day of the period covered, as relevant, by the Financial Statements.
(3)	For the Financial Quarter ending on September 30, 2010:
(i)	ensure that EBITDA, on a cumulative and Combined Basis, is not less than fifteen million Dollars ($15,000,000);

(ii)	not permit the Debt of the Borrowers, on a Combined Basis, to exceed one hundred and twenty million Dollars ($120,000,000);

(iii)	not permit the Capital Expenditures of the Borrowers, on a cumulative and Combined Basis, to exceed fifteen million Dollars ($15,000,000); and

(iv)	along with any Financial Statements delivered by the Borrowers pursuant to Section 6. 3.2 (Unaudited Quarterly Financial Statements) of the Loan Agreement, deliver a certificate of the Auditors reporting on such Financial Statements and setting forth in reasonable detail all information necessary to calculate (and providing the calculations necessary to determine) each of the Financial Ratios and as at the last day of the period covered, as relevant, by the Financial Statements.
(4)	For the Financial Year ending on December 31, 2010, not permit Capital Expenditures, on a cumulative and Combined Basis, to exceed fifteen million Dollars ($15,000,000).

(5)	At no time, make any Restricted Payment or enter into any new Affiliate Transactions (other than any renewal, extension, modification or similar transaction with respect to any Affiliate Transaction outstanding as of the date hereof), unless the Debt to EBITDA Ratio, on a Combined Basis and for the four Financial Quarters most recently ended on such date, does not exceed 2.75:1.0 (as confirmed in a certificate of the Auditors reporting on such Financial Statements and setting forth in reasonable detail all information necessary to calculate (and providing the calculations necessary to determine) each of the Financial Ratios and as at the last day of the period covered, as relevant, by the Financial Statements).

(6)	Upon the date of compliance (as confirmed by a certificate of the Auditors reporting on such Financial Statements and setting forth in reasonable detail all information necessary to calculate (and providing the calculations necessary to determine) each of the Financial Ratios and as at the last day of the period covered, as relevant, by the Financial Statements) with the revised Financial Ratios as set forth in Section 6.2.3 (Financial Ratios) and Section 6.2.4 (Financial Ratios on An Individual Basis) of the Loan Agreement (as amended in accordance with this Annex I), the Applicable Spread shall be: (1) with respect to the A Loan, one quarter of one percent (0.25%) per annum plus the spread for the B Loan as set forth in subsection (2) of this subsection (c), and (2) with respect to the B Loan, five percent (5.00%) per annum.

(7)	Upon the date of compliance (as confirmed by a certificate of the Auditors reporting on such Financial Statements and setting forth in reasonable detail all information necessary to calculate (and providing the calculations necessary to determine) each of the Financial Ratios and as at the last day of the period covered, as relevant, by the Financial Statements) with the Financial Ratios set forth in Section 6.2.3 (Financial Ratios) and Section 6.2.4 (Financial Ratios on An Individual Basis) of the Loan Agreement (as original set forth in the unamended execution version), the Applicable Spread with respect to the Loans shall be as set forth in the original unamended execution version of the Loan Agreement.

II. Amendments to Section 6.2.3 (Financial Ratios) of the Loan Agreement
(8)	As of December 31 of each Financial Year beginning in 2010 and thereafter, the Debt of the Borrowers, on a Combined Basis, shall not exceed one hundred and fifteen million Dollars ($115,000,000).

(9)	As of each Financial Quarter Date (excluding December 31) beginning in 2011, the Debt of the Borrowers, on a Combined Basis, shall not exceed one hundred and twenty million Dollars ($120,000,000).

(10)	With respect to paragraphs (8) and (9), in the event that the Debt to EBITDA Ratio, on a Combined Basis, does not exceed 3.5:1.0, the Debt of the Borrowers, on a Combined Basis, shall no longer be limited to any maximum amount.

(11)	As of each Financial Quarter Date and for each Financial Year beginning on and including December 31, 2010, the Debt to EBITDA Ratio, on a Combined Basis and for the four Financial Quarters most recently ended on such date, shall not exceed:
(i)	5.0:1.0 in 2010;

(ii)	4.75:1.0 in 2011;

(iii)	4.25:1.0 in 2012;

(iv)	3.75:1.0 in 2013; and

(v)	3.75:1.0 in 2014 and 2015.
(12)	As of each Financial Quarter Date and for each Financial Year beginning on and including December 31, 2010, the Debt to Equity Ratio, on a Combined Basis, shall not exceed 1.2:1.0.

(13)	As of December 31 of each Financial Year beginning in 2010 and thereafter, the inclusion of the ratio of the Borrowers’ Short-term Debt to Total Debt, on a Combined Basis, as measured on December 31 annually, shall not exceed 0.5:1.0.

(14)	As of each Financial Quarter Date and for each Financial Year beginning on and including December 31, 2010, the Interest Coverage Ratio, on a Combined Basis and for the four Financial Quarters most recently ended on such date, shall not be less than:
(i)	1.4:1.0 in 2010;

(ii)	2.1:1.0 in 2011;

(iii)	2.35:1.0 in 2012; and

(iv)	2.60:1.0 in 2013, 2014 and 2015.
(15)	As of each Financial Quarter Date and for each Financial Year beginning on and including December 31, 2010, the Total Liabilities to Equity Ratio, on a Combined Basis, shall not exceed:

(i)	1.5:1.0 in 2010 and 2011; and

(ii)	1.3:1.0 in 2012 and thereafter.
(16)	As of each Financial Quarter Date and for each Financial Year beginning on and including December 31, 2010, the Current Assets to Current Liabilities Ratio, on a Combined Basis, shall not be less than:
(i)	1.1:1.0 for all Financial Quarters (excluding such Financial Quarters ending on December 31); and

(ii)	1.3:1.0 for all Financial Quarters ending on December 31.
III. Amendments to Section 6.2.4 (Financial Ratios on An Individual Basis) of the Loan Agreement
(17)	The Debt to EBITDA Ratio requirements for each individual Borrower shall be removed.

(18)	For each Financial Quarter and for each Financial Year, the Debt to Equity Ratio for each individual Borrower shall not exceed 1.2:1.0.

(19)	The Total Liabilities to Equity Ratio requirements for each individual Borrower shall be removed.

Washington DC, March 30, 2010
Adeco Agropecuaria S.A.
Catamarca 3454
B1640FWB | Martínez1
Buenos Aires, Argentina
Attention: Carlos Boero Hughes
Pilaga S.R.L.
Catamarca 3454
B1640FWB | Martínez1
Buenos Aires, Argentina
Ladies and Gentlemen:
We hereby accept the Waiver Request No. 3/2010, dated March 30, 2010.
Yours truly,

INTER-AMERICAN DEVELOPMENT BANK

By:	/s/ John Cahillane

Name:	JOHN CAHILLANE
Title:	CHIEF, PORTFOLIO MANAGEMENT UNIT
STRUCTURED AND CORPORATE FINANCE DEPARTMENT
Authorized Representative
Inter-American Development Bank | 1300 New York Ave. N.W. | Washington, DC 20577, USA | www.iadb.org